MUNIYIELD
MICHIGAN
FUND, INC.








FUND LOGO








Annual Report

October 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Michigan Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.930 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 6.09%, based on a month-end net asset value of $15.29 per share. Over the same period, the total investment return on the Fund's Common Stock was +7.28%, based on a change in per share net asset value from $15.23 to $15.29, and assuming reinvestment of $0.928 per share income dividends and $0.041 per share capital gains distributions.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.35%, based on a change in per share net asset value from $14.84 to $15.29, and assuming reinvestment of $0.467 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.46%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the six months ended October 31, 1996, we continued to maintain the neutral strategy we had adopted earlier this year. We preferred income-oriented issues over more interest rate-sensitive securities whenever possible. However, attractively priced, higher-couponed, tax-exempt bonds continued to be scarce, making such purchases difficult despite ongoing yield volatility. Consequently, we chose to remain essentially fully invested during the six-month period ended October 31, 1996. Until the near-term direction of tax-exempt interest rates becomes clearer, we expect to maintain the Fund's current strategy. Over the last 12 months, this strategy greatly benefited the Fund's total return.

Short-term tax-exempt interest rates traded in a narrow range, centered around 3.50% for most of the six-month period ended October 31, 1996. Concerns over interest rate tightening by the Federal Reserve Board have had little, if any, impact on short-term municipal interest rates. Consequently, the leverage of the Common Stock has continued to have a material beneficial impact on the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager


November 27, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
Michigan Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                  Shares Voted      Shares Voted
                                                                      For        Without Authority
1.To elect the Fund's Board of Directors:    James H. Bodurtha     7,332,110          202,918
                                             Herbert I. London     7,332,385          202,643
                                             Robert R. Martin      7,329,909          205,119
                                             Arthur Zeikel         7,324,725          210,303

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For           Against        Abstain
2.To select Deloitte & Touche LLP as the Fund's
  independent auditors.                                       7,309,381        71,622         154,025

During the six-month period ended October 31, 1996, MuniYield
Michigan Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                  Shares Voted      Shares Voted
                                                                      For        Without Authority
1.To elect the Fund's Board of Directors:    James H. Bodurtha       2,163               15
                                             Herbert I. London       2,163               15
                                             Robert R. Martin        2,163               15
                                             Joseph L. May           2,163               15
                                             Andre F. Perold         2,163               15
                                             Arthur Zeikel           2,163               15

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For           Against        Abstain
2.To select Deloitte & Touche LLP as the Fund's
  independent auditors.                                         2,155            19             4



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Michigan--98.3%
                          Battle Creek, Michigan, Tax Increment Finance Authority Revenue Bonds:
A-       NR*    $ 1,320     7.10% due 5/01/2010                                                                 $  1,482
A-       NR*      1,000     7.40% due 5/01/2016                                                                    1,113

AAA      Aaa      3,545   Capital Region Airport Authority, Michigan, Airport Revenue Bonds, AMT, 6.60%
                          due 7/01/2012 (c)                                                                        3,808

AA+      P1       1,000   Delta County, Michigan, Economic Development Corp., Environmental Improvement
                          Revenue Refunding Bonds (Mead Escambia Paper), VRDN, Series D, 3.60% due
                          12/01/2023 (a)                                                                           1,000

                          Detroit, Michigan, Sewage Disposal Revenue Bonds (d)(f):
AAA      Aaa      3,140     6.625% due 7/01/2001                                                                   3,474
AAA      Aaa      1,900     6.625% due 7/01/2001                                                                   2,102
AAA      Aaa      2,005     6.70% due 7/01/2001                                                                    2,224

AAA      Aaa      1,500   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 5% due
                          7/01/2023 (d)                                                                            1,357

AAA      Aaa      2,220   Ferndale, Michigan, School District, Refunding, UT, 5.375% due 5/01/2021 (d)             2,134

AAA      Aaa      2,000   Grand Ledge, Michigan, Public Schools District, UT, 6.45% due 5/01/2014 (c)              2,163

AAA      Aaa      5,850   Grand Rapids, Michigan, Water Supply System Revenue Refunding Bonds, 6.50%
                          due 1/01/2015 (d)                                                                        6,280

                          Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist), Series A:
A        A1       2,500     6.25% due 5/15/2012                                                                    2,611
A        A1       1,750     6.375% due 5/15/2017                                                                   1,818

AAA      Aaa      2,100   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                          (Butterworth Health Systems), Series A, 5.625% due 1/15/2026 (c)                         2,060

AAA      Aaa      2,500   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                          Refunding Bonds (Pine Rest Christian Hospital), 6.50% due 11/01/2010 (d)                 2,688

                          Michigan Higher Education Student Loan Authority Revenue Bonds, AMT:
NR*      A        1,250     Series XIV-A, 6.75% due 10/01/2006                                                     1,319
A-1      VMIG1++    300     VRDN, Series XII-D, 3.60% due 10/01/2015 (a)(b)                                          300

                          Michigan Hospital Finance Authority Revenue Bonds:
AAA      Aa       1,750     (Henry Ford Health Systems), Series A, 7% due 7/01/2000 (f)                            1,931
A        A        1,000     (Mid-Michigan Obligation Group), 6.90% due 12/01/2024                                  1,060
AAA      Aaa      2,000     (Oakwood Hospital Obligated Group), 7.10% due 7/01/2000 (d)(f)                         2,213
A        A        2,000     Refunding (Detroit Medical Center Obligation Group), Series A, 6.25%
                            due 8/15/2013                                                                          2,064
A        A        5,875     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50%
                            due 8/15/2018                                                                          6,138
AA       Aa       2,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due 11/15/2020                  2,369
AA       Aa       3,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due 11/15/2025                  3,292
AA-      Aaa      1,250     (Sisters of Mercy Health Corp.), Series J, 7.50% due 2/15/2001 (f)                     1,402

                          Michigan Municipal Bond Authority Revenue Bonds:
A        NR*      1,100     (Local Government Loan Program--Revenue Sharing), Series B, 5.80% due
                            11/01/2013                                                                             1,113
AA       Aa       2,500     Refunding (Local Government-Qualified School), Series A, 6.50% due 5/01/2016           2,647
AA       Aa       4,700     (State Revolving Fund), Series A, 6.55% due 10/01/2002 (f)                             5,241

AA-      A1      10,150   Michigan State Building Authority Revenue Bonds, Series II, 6.75% due
                          10/01/2011                                                                              10,859

                          Michigan State, HDA, Rental Housing Revenue Bonds:
A+       NR*      4,085     AMT, Series A, 7.15% due 4/01/2010                                                     4,301
A+       NR*      5,370     Series B, 7.10% due 4/01/2021                                                          5,649


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

Michigan (concluded)
                          Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+      NR*    $ 2,500     Refunding, Series C, 6.50% due 6/01/2016                                            $  2,580
AA+      NR*      1,000     Series A, 6.80% due 12/01/2012                                                         1,054
AA+      NR*      3,325     Series A, 6.875% due 6/01/2023                                                         3,468

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
A+       A1       2,500     (Ford Motor Co. Project), Series A, 6.55% due 10/01/2022                               2,620
A+       A1       2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                                 2,697

                          Michigan State Strategic Fund, Limited Obligation, Revenue Refunding Bonds:
A1+      Aa3        100     (Consumers Power Company Project), VRDN, Series A, 3.50% due 6/15/2010 (a)               100
AAA      Aaa      7,500     (Detroit Edison Co. Plantation Project), 6.875% due 12/01/2021 (d)                     8,291
AAA      Aaa      2,500     (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (d)                       2,735
A+       A1       8,000     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                                9,142

A-       A3       2,500   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.), 6.20%
                          due 9/01/2020                                                                            2,552

                          Michigan State Trunk Line, Series A:
AA-      A1       1,000     5.625% due 11/15/2013                                                                  1,003
AA-      A1       6,370     5.70% due 11/15/2016                                                                   6,325

AAA      Aaa      6,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation,
                          Revenue Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due
                          9/01/2022 (d)                                                                            7,811

BBB      Baa1     2,500   Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT, Series A,
                          7.75% due 12/01/2019                                                                     2,709

AAA      Aaa      1,960   Muskegon, Michigan, Public Schools, UT, Series 95, 5.25% due 5/01/2018 (d)               1,854

AA       Aa       1,370   Plymouth-Canton, Michigan, Community School District, Refunding, UT, Series A,
                          6.625% due 5/01/2016                                                                     1,474

AA       Aa       2,250   Reeths-Puffer, Michigan, Schools Building, UT, 6.625% due 5/01/2002 (f)                  2,498

AAA      Aaa      2,000   Romulus, Michigan, Community Schools, UT, Series I, 6.75% due 5/01/2001 (e)(f)           2,217

                          Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                          (William Beaumont Hospital):
AA       Aa       2,250     Refunding, Series G, 5.25% due 11/15/2019                                              2,107
AA       Aa       6,250     Series D, 6.75% due 1/01/2001 (f)                                                      6,885
AA       Aaa      6,000     Series D, 6.75% due 1/01/2001 (f)                                                      6,609

A1+      VMIG1++    200   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                          Series A, 3.60% due 12/01/2019 (a)                                                         200

AA       Aa1      2,510   University of Michigan, University Housing Revenue Bonds, Series A, 5.50% due
                          11/15/2017                                                                               2,494

AAA      Aaa      2,400   Western Michigan University, Revenue Refunding Bonds, Series B, 6.50% due
                          7/15/2021 (b)                                                                            2,580

Total Investments (Cost--$158,570)--98.3%                                                                        170,217

Other Assets Less Liabilities--1.7%                                                                                2,929
                                                                                                                --------
Net Assets--100.0%                                                                                              $173,146
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$158,570,401) (Note 1a)                         $170,216,994
                    Cash                                                                                          30,159
                    Interest receivable                                                                        3,202,503
                    Deferred organization expenses (Note 1e)                                                       2,525
                    Prepaid expenses and other assets                                                              8,888
                                                                                                            ------------
                    Total assets                                                                             173,461,069
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    175,287
                      Investment adviser (Note 2)                                                73,096          248,383
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        66,521
                                                                                                            ------------
                    Total liabilities                                                                            314,904
                                                                                                            ------------

Net Assets:         Net assets                                                                              $173,146,165
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 55,000,000
                      Common Stock, par value $.10 per share (7,727,210 shares
                      issued and outstanding)                                              $    772,721
                    Paid-in capital in excess of par                                        107,755,155
                    Undistributed investment income--net                                      1,205,465
                    Accumulated realized capital losses on investments--net (Note 5)         (2,842,379)
                    Accumulated distributions in excess of realized capital gains
                    --net (Note 1f)                                                            (391,390)
                    Unrealized appreciation on investments--net                              11,646,593
                                                                                           ------------
                    Total--Equivalent to $15.29 net asset value per share of
                    Common Stock(market price--$14.50)                                                       118,146,165
                                                                                                            ------------
                    Total capital                                                                           $173,146,165
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                     For the Year Ended October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 10,364,693
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    860,617
                    Commission fees (Note 4)                                                    141,868
                    Professional fees                                                            76,438
                    Transfer agent fees                                                          45,117
                    Printing and shareholder reports                                             43,710
                    Accounting services (Note 2)                                                 36,376
                    Directors' fees and expenses                                                 23,070
                    Listing fees                                                                 19,240
                    Custodian fees                                                               14,018
                    Amortization of organization expenses (Note 1e)                               7,900
                    Pricing fees                                                                  7,213
                    Other                                                                        14,491
                                                                                           ------------
                    Total expenses                                                                             1,290,058
                                                                                                            ------------
                    Investment income--net                                                                     9,074,635
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (985,746)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      1,836,470
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  9,925,359
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  9,074,635     $  9,188,829
                    Realized loss on investments--net                                          (985,746)      (1,856,607)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                     1,836,470       13,164,665
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,925,359       20,496,887
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,166,707)      (7,076,009)
Shareholders          Preferred Stock                                                        (1,936,440)      (1,773,222)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (2,053,090)
                      Preferred Stock                                                                --         (461,109)
                    In excess of realized gain on investments--net:
                      Common Stock                                                             (315,864)              --
                      Preferred Stock                                                           (75,526)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,494,537)     (11,363,430)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 115,368               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                115,368               --
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                546,190        9,133,457
                    Beginning of year                                                       172,599,975      163,466,518
                                                                                           ------------     ------------
                    End of year*                                                           $173,146,165     $172,599,975
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,205,465     $  1,233,977
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                 For the              Feb. 28, 1992++
                                                                                Year Ended October 31,         to Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.23   $  14.05  $  16.59  $  14.22   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.18       1.19      1.20      1.21        .77
                    Realized and unrealized gain (loss) on
                    investments--net                                       .11       1.47     (2.44)     2.41        .14
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.29       2.66     (1.24)     3.62        .91
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.93)      (.92)     (.96)    (1.00)      (.56)
                      Realized gain on investments--net                     --       (.27)     (.10)     (.05)        --
                      In excess of realized gain on investments
                      --net                                               (.04)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.97)     (1.19)    (1.06)    (1.05)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.25)      (.23)     (.22)     (.19)      (.13)
                        Realized gain on investments--net                   --       (.06)     (.02)     (.01)        --
                        In excess of realized gain on investments
                        --net                                             (.01)        --        --        --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.15)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.26)      (.29)     (.24)     (.20)      (.28)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.29   $  15.23  $  14.05  $  16.59   $  14.22
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.50   $ 13.875  $ 12.625  $ 16.625   $ 14.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     11.67%     19.93%   (18.40%)   19.54%      3.05%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.28%     18.29%    (9.00%)   24.78%      4.21%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .75%       .76%      .76%      .74%       .54%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .75%       .76%      .76%      .74%       .72%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.26%      5.50%     5.25%     5.32%      5.66%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $118,146   $117,600  $108,467  $128,078   $106,938
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.73%     15.47%    18.88%    12.88%     22.49%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,148   $  3,138  $  2,972  $  3,329   $  2,944
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    880   $    806  $    765  $    647   $    444
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 10, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $32,883,739 and $34,780,170, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:


                                    Realized      Unrealized
                                      Losses        Gains

Long-term investments               $(182,734)   $11,646,593
Financial futures contracts          (803,012)            --
                                    ---------    -----------
Total                               $(985,746)   $11,646,593
                                    =========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $11,646,593, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $158,570,401.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding increased by 7,779 to 7,727,210. At October 31, 1996, total paid-in capital amounted to $108,527,876.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.40%.

As of October 31, 1996, there were 2,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended April 30, 1996, MLPF&S, an affiliate of FAM, earned $93,273 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $195,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077313 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield Michigan Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Michigan Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Michigan Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share capital gain distributions paid by the Fund during the year:

                                                  Payable         Long-Term
                                                   Date          Capital Gains

Common Stock Shareholders                        12/28/95         $ 0.040918

Preferred Stock Shareholders                     11/28/95         $28.69
                                                 12/05/95         $ 5.64

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYM